EXHIBIT 10.1
Execution Version

INCREMENTAL JOINDER TO CREDIT AGREEMENT
This INCREMENTAL JOINDER TO CREDIT AGREEMENT, dated as of December 9, 2014 (this “Incremental Joinder”), is entered into by and among BRIGHT HORIZONS FAMILY SOLUTIONS LLC, a Delaware limited liability company (the “Borrower”), GOLDMAN SACHS BANK USA (“GS Bank”), as administrative agent (in such capacity, the “Administrative Agent”) and the Lenders and Additional Lenders party hereto (collectively, the “Term B-1 Lenders”) and amends the Credit Agreement, dated as of January 30, 2013 (as amended by Amendment No. 1, dated as of November 19, 2014, among the Borrower and the Lenders party thereto, the “Credit Agreement”), by and among the Borrower, BRIGHT HORIZONS CAPITAL CORP., a Delaware corporation (“Holdings”), GS Bank, as Administrative Agent, Swing Line Lender and L/C Issuer, the Lenders and the other parties party thereto from time to time. Capitalized terms not otherwise defined in this Incremental Joinder have the meanings ascribed to such terms in the Credit Agreement.
W I T N E S S E T H:
WHEREAS, the Borrower, Holdings, the Lenders, and the Administrative Agent are party to the Credit Agreement;
WHEREAS, in accordance with Section 2.16 of the Credit Agreement, the Borrower has notified the Administrative Agent that it is requesting to establish Incremental Term Loans in the form of Term B-1 Loans in the aggregate principal amount of $165,000,000 on the terms and conditions set forth in this Incremental Joinder;
NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein, the parties hereto agree as follows:
SECTION 1.Incremental Amendment
(a)This Incremental Joinder constitutes an “Incremental Amendment” pursuant to which a new Incremental Series (as defined in the Credit Agreement as amended hereby) and a new Class of Incremental Term Loans is established pursuant to Section 2.16 of the Credit Agreement upon the occurrence of the Effective Date (as defined below) (the Credit Agreement as amended by this Incremental Joinder is referred to herein as the “Amended Credit Agreement”).
(b)Subject to the terms and conditions set forth herein and the occurrence of the Effective Date (i) there is hereby established under the Amended Credit Agreement a new Class of Incremental Term Loans entitled the “Term B-1 Loans” and (ii) each Term B-1 Lender severally agrees to make to the Borrower a single loan denominated in Dollars in a principal amount equal to the amount set forth opposite such Term B-1 Lender’s name in Annex I (collectively, the “Term B-1 Commitments”) on the Effective Date. Amounts borrowed under this Section 1(b) and repaid or prepaid may not be reborrowed. Term B-1 Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided in the Amended Credit Agreement.
(c)The Borrower agrees to pay on the Effective Date to each Term B-1 Lender party to this Incremental Joinder as a Term B-1 Lender on the Effective Date a closing fee in an amount equal to 1.00% of the stated principal amount (as applicable) of such Term B-1 Lender’s Term B-1 Loan, payable to such Term B-1 Lender from the proceeds of the Term B-1 Loans as and when funded on the Effective Date. Such closing fees shall be in all respects fully earned, due and payable on the Effective Date and non-refundable and non-creditable for any reason whatsoever thereafter.

Incremental Joinder to Credit Agreement
Bright Horizons Family Solutions LLC

(d)The All-In-Yield for the Term B-1 Loans as of the Effective Date, as determined by the Borrower and the Term B-1 Lenders, shall be 4.50% per annum.
SECTION 2.Amendments to the Credit Agreement
(a)    Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:
“2014 Incremental Amendment” means that certain Incremental Joinder to Credit Agreement, dated as of December 9, 2014, among the Borrower, the Lenders party thereto and the Administrative Agent.
“2014 Incremental Amendment Effective Date” means the “Effective Date” as such term is defined in the 2014 Incremental Amendment.
“Incremental Series” means all Incremental Term Loans, Incremental Revolving Loans, Incremental Term Commitments or Incremental Revolving Credit Commitments that are established pursuant to the same Incremental Amendment (or any subsequent Incremental Amendment to the extent that such Incremental Amendment expressly provides that the Incremental Term Loans, Incremental Revolving Loans, Incremental Term Commitments or Incremental Revolving Credit Commitments provided for therein are intended to be a part of any previously established Incremental Series) and that provide for identical terms, including the same All-In Yield and amortization schedule.
“Term B Commitments” means, as to each Term B Lender, its obligation to make a Term B Loan to the Borrower pursuant to Section 2.01(a) in an aggregate amount not to exceed the amount specified opposite such Lender’s name in Schedule 2.01 hereto under the caption “Term Commitment” or in the Assignment and Assumption Agreement pursuant to which such Term B Lender becomes a party hereto, as applicable, as such commitment may be (a) reduced from time to time pursuant to Section 2.07 and (b) reduced or increased from time to time pursuant to (i) assignments by or to such Term B Lender pursuant to an Assignment and Assumption Agreement, (ii) an Incremental Amendment, (iii) a Refinancing Amendment or (iv) an Extension. The initial amount of each Term B Lender’s Term B Commitment is specified in Schedule 2.01 hereto under the caption “Term Commitment” or, otherwise, in the Assignment and Assumption Agreement, Incremental Amendment, Refinancing Amendment or Extension Amendment, pursuant to which such Lender shall have assumed its Commitment, as the case may be. The initial aggregate amount of the Term B Commitments is $790,000,000.
“Term B Lender” means, at any time, any Lender that has a Term B Commitment or an outstanding Term B Loan at such time.
“Term B-1 Commitment” means, as to each Term B-1 Lender, its obligation to make a Term B-1 Loan to the Borrower pursuant to the 2014 Incremental Amendment in an aggregate amount not to exceed the amount specified opposite such Term B-1 Lender’s name in Annex I thereto or in the Assignment and Assumption Agreement pursuant to which such Term B-1 Lender becomes a party hereto, as applicable, as such commitment may be (a) reduced from time to time pursuant to Section 2.07 and (b) reduced or increased from time to time pursuant to (i) assignments by or to such Term B-1 Lender pursuant to an Assignment and Assumption Agreement, (ii) an Incremental Amendment, (iii) a Refinancing Amendment or (iv) an Extension.

Incremental Joinder to Credit Agreement
Bright Horizons Family Solutions LLC

“Term B-1 Lender” means, at any time, any Lender that has a Term B-1 Commitment or an outstanding Term B-1 Loan at such time.
“Term B-1 Loan” means the Term B-1 Loans made by the Term B-1 Lenders on the 2014 Incremental Amendment Effective Date pursuant to the 2014 Incremental Amendment.
“Term B-1 Repricing Transaction” means (i) any prepayment, refinancing, substitution or replacement of all or a portion of the Term B-1 Loans with the incurrence by Holdings, the Borrower or any Subsidiary of any debt financing (including any Replacement Term Loans) the primary purpose of which is to reduce the All-In Yield of such debt financing relative to the All-In Yield of such Term B-1 Loans so repaid, refinanced, substituted or replaced and (ii) any amendment to this Agreement the primary purpose of which is to reduce the All-In Yield applicable to the Term B-1 Loans; but excluding, in any such case, any refinancing of Term B-1 Loans in connection with a Change of Control.
(b)    The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended by: (i) replacing the text “Term Loans” in each place it appears in clause (a) of such definition with the text “Term B Loans” and (ii) adding the following new clause (d) immediately after clause (c) of such definition:
(d) with respect to Term B-1 Loans, (i) until delivery of financial statements for the first fiscal quarter of the Borrower ending after the 2014 Incremental Amendment Effective Date (A) for Eurocurrency Rate Loans, 3.25% and (B) for Base Rate Loans, 2.25%, and (ii) thereafter, the following percentages per annum based upon the Consolidated First Lien Net Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Pricing Level	Consolidated First Lien Net Leverage Ratio	Eurocurrency Rate for Term B-1 Loans	Base Rate for Term B-1 Loans

1	Greater than 3.50:1.00	3.50%	2.50%
2	Equal to or less than 3.50:1.00	3.25%	2.25%

(c)    The definition of “Base Rate” in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “Term Loan” with the text “Term B Loan or Term B-1 Loan”.
(d)    The definition of “Class” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Class” (a) when used with respect to Lenders, refers to whether such Lenders have Loans or Commitments with respect to a particular Class of Loans or Commitments, (b) when used with respect to Commitments, refers to whether such Commitments are Term B Commitments, Incremental Term Commitments of a given Incremental Series, Commitments in respect of a Class of Loans to be made pursuant to a given Extension Series, Other Term Loan Commitments of a given Refinancing Series, Revolving Credit Commitments, Incremental Revolving Credit Commitments of a given Incremental Series or Other Revolving Credit Commitments, in each case not designated part of another existing Class and (c) when used with

Incremental Joinder to Credit Agreement
Bright Horizons Family Solutions LLC

respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Term B Loans, Incremental Term Loans made pursuant to a given Incremental Series, Extended Term Loans, Other Term Loans made pursuant to a given Refinancing Series, Revolving Credit Loans, Incremental Revolving Loans of a given Incremental Series, Extended Revolving Credit Loans or Other Revolving Credit Loans in each case not designated part of another existing Class. Commitments (and, in each case, the Loans made pursuant to such Commitments) that have different terms and conditions shall be construed to be in different Classes. Commitments (and, in each case, the Loans made pursuant to such Commitments) that have the same terms and conditions shall be construed to be in the same Class.
(e)    The definition of “Commitment” in Section 1.01 of the Credit Agreement is hereby amended by inserting: (i) the text “Term B Commitment,” immediately after the text “Term Commitment” and (ii) the text “of a given Incremental Series” immediately after the text “Incremental Term Commitment” and after the text “Incremental Revolving Credit Commitment”.
(f)    The definition of “Eurocurrency Rate” in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “Term Loans” with the text “Term B Loans and Term B-1 Loans”.
(g)    The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Maturity Date” means (a) with respect to the Revolving Credit Facility and Swing Line Loans, the fifth anniversary of the Closing Date; (b) with respect to the Term B Loans, the seventh anniversary of the Closing Date, (c) with respect to the Term B-1 Loans, January 30, 2020, (d) with respect to any Class of Extended Term Loans or Extended Revolving Credit Commitments, the final maturity date as specified in the applicable Extension Request accepted by the respective Lender or Lenders, (e) with respect to any Other Term Loans or Other Revolving Credit Commitments, the final maturity date as specified in the applicable Refinancing Amendment and (f) with respect to any Incremental Loans or Incremental Revolving Credit Commitments, the final maturity date as specified in the applicable Incremental Amendment; provided that, in each case, if such day is not a Business Day, the applicable Maturity Date shall be the Business Day immediately succeeding such day.
(h)    The definition of “Repricing Transaction” in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “Term Loans” in each place it appears in such definition with the text “Term B Loans”.
(i)    The definition of “Term Commitment” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Term Commitment” means a Term B Commitment, an Incremental Term Commitment of a given Incremental Series, an Extended Term Loan Commitment of a given Extension Series or an Other Term Loan Commitment, as the context may require.
(j)    The definition of “Term Loan” in Section 1.01 of the Credit Agreement is hereby amended by inserting the text “(including, without limitation, the Term B-1 Loans)” after the text “any Incremental Term Loan”.
(k)    Section 2.06(a)(i) of the Credit Agreement is hereby amended by: (i) replacing the text “Term Loans” in the last sentence of Section 2.06(a)(i) with the text “Term B Loans”, (ii) replacing the

Incremental Joinder to Credit Agreement
Bright Horizons Family Solutions LLC

text “Section 2.10(b)” with “Section 2.10(b)(i)” and (iii) adding the following sentence immediately at the end of Section 2.06(a)(i):
Any prepayment of Term B-1 Loans made on or prior to the date that is six (6) months after the 2014 Incremental Amendment Effective Date in connection with a Term B-1 Repricing Transaction shall be accompanied by the payment by the Borrower of the fee set forth in Section 2.10(b)(ii).
(l)    Section 2.06(b)(viii) of the Credit Agreement is hereby amended by: (i) adding the text “to the extent expressly provided in any such Refinancing Amendment, Term Loan Extension Request or Incremental Amendment” immediately after the first reference to “any Incremental Amendment” in such Section, (ii) replacing the text “Term Loans” in the last sentence of Section 2.06(b)(viii) with the text “Term B Loans”, (iii) replacing the text “Section 2.10(b)” with “Section 2.10(b)(i)” and (iv) adding the following sentence immediately at the end of Section 2.06(b)(viii):
Any prepayment of Term B-1 Loans made on or prior to the date that is six (6) months after the 2014 Incremental Amendment Effective Date pursuant to Section 2.06(b)(iii) as part of a Term B-1 Repricing Transaction shall be accompanied by the fee set forth in Section 2.10(b)(ii).
(m)    Section 2.07(b) of the Credit Agreement is hereby amended by: (i) replacing the text “Term Commitment”, “Term Lender” and “Term Loans” in the first sentence of Section 2.07(b) with the text “Term B Commitment”, “Term B Lender” and “Term B Loans”, respectively and (ii) adding the following sentence immediately after the first sentence of such Section 2.07(b):
The Term B-1 Commitment of each Term B-1 Lender shall be automatically and permanently reduced to $0 upon the making of such Term B-1 Lender’s Term B-1 Loans pursuant to the 2014 Incremental Amendment.
(n)    Section 2.08(a) of the Credit Agreement is hereby amended by: (i) inserting the text “(A)” at the beginning of clause (i) thereof, (ii) replacing the text “Term Lenders” and “Term Loans” with the text “Term B Lenders” and Term B Loans”, respectively and (iii) inserting the following new clause (i)(B) after clause (i)(A):
(B) The Borrower shall repay to the Administrative Agent for the ratable account of the Term B-1 Lenders (A) on the last Business Day of each March, June, September and December, commencing with the last Business Day of March, 2015, an aggregate amount equal to 0.25% of the aggregate principal amount of all Term B-1 Loans outstanding on the Incremental Amendment Effective Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.06 and Section 10.07(n)) and (B) on the Maturity Date for the Term B-1 Loans, the aggregate principal amount of all Term B-1 Loans outstanding on such date.
(o)    Section 2.10(b) of the Credit Agreement is hereby amended by: (i) inserting the text “(i)” at the beginning of clause (b) thereof, (ii) replacing the text “Term Lender” and “Term Loans” with the text “Term B Lenders” and “Term B Loans”, respectively and (iii) inserting the following new clause (ii) after clause (i):
(ii)    At the time of the effectiveness of any Term B-1 Repricing Transaction that is consummated on or prior to the date that is six months after the 2014 Incremental Amendment Effective Date, the Borrower agrees to pay to the Administrative Agent, for the ratable account of each Term B-1 Lender with Term B-1 Loans that are either prepaid, refinanced, substituted, replaced or otherwise subjected

Incremental Joinder to Credit Agreement
Bright Horizons Family Solutions LLC

to a pricing reduction in connection with such Term B-1 Repricing Transaction (including each Term B-1 Lender that withholds its consent to such Term B-1 Repricing Transaction and is replaced as a Term B-1 Lender, or whose outstanding Term B-1 Loans are repaid in full, under Section 3.07(a)), a fee in an amount equal to 1.0% of (x) in the case of a Term B-1 Repricing Transaction described in clause (i) of the definition thereof, the aggregate principal amount of all Term B-1 Loans prepaid, refinanced, substituted or replaced in connection with such Term B-1 Repricing Transaction and (y) in the case of a Term B-1 Repricing Transaction described in clause (ii) of the definition thereof, the aggregate principal amount of all Term B-1 Loans outstanding on such date that are subject to an effective pricing reduction pursuant to such Term B-1 Repricing Transaction. Such fees shall be earned, due and payable upon the date of the effectiveness of such Term B-1 Repricing Transaction.
SECTION 3.    Conditions Precedent to the Effectiveness of this Incremental Joinder
This Incremental Joinder shall become effective when each of the following conditions precedent shall have been satisfied (the “Effective Date”):
(a)    The Administrative Agent shall have received each of the following, each dated the Effective Date:
(i)    this Incremental Joinder, duly executed by the Borrower, the Administrative Agent and the Term B-1 Lenders;
(ii)    a Committed Loan Notice;
(iii)    a written opinion of Ropes & Gray LLP, counsel for the Borrower, in form and substance reasonably satisfactory to the Administrative Agent (and the Borrower hereby instructs such counsel to deliver such opinion to Administrative Agent);
(iv)    certificates of good standings (including bring down certificates) from the applicable secretary of state of the state of organization of each Loan Party, certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party on the Effective Date;
(v)    the Guarantor Acknowledgment to Incremental Joinder to Credit Agreement, duly executed by each Guarantor in the form attached hereto as Exhibit A;
(vi)    at least two (2) days prior to the Effective Date (or such shorter period as the Administrative Agent may agree in its sole discretion), all documentation and other information about the Borrower and the Guarantors required under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act, that has been requested by the Administrative Agent at least five (5) Business Days prior to the Effective Date; and
(vii)    a certificate of a Responsible Officer of the Borrower certifying as to the matters specified in Section 4 (Representations and Warranties) and clauses (b) and (c) below.
(b)    no Event of Default shall exist after giving effect to the Term B-1 Commitments;

Incremental Joinder to Credit Agreement
Bright Horizons Family Solutions LLC

(c)    the representations and warranties of each Loan Party set forth in Article V of the Amended Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and
(d)    The Borrower shall have paid all amounts referred to in Section 5 (Fees and Expenses) of this Incremental Joinder.
SECTION 4.    Representations and Warranties
On and as of the Effective Date, the Borrower hereby represents and warrants that
(a)    this Incremental Joinder has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to Debtor Relief Laws and general principles of equity (whether considered in a proceeding in equity or law) and an implied covenant of good faith and fair dealing, and the Amended Credit Agreement constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to Debtor Relief Laws and general principles of equity (whether considered in a proceeding in equity or law) and an implied covenant of good faith and fair dealing and
(b)    on the Effective Date after giving effect to the funding of the Term B-1 Loans and the application thereof on such date, the Borrower and its Restricted Subsidiaries, on a consolidated basis, are Solvent.
SECTION 5.    Fees and Expenses
The Borrower shall pay in accordance with the terms of Section 10.04 of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, negotiation, syndication, execution and delivery of this Incremental Joinder (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto) and any other fees separately agreed between the Borrower and GS Bank and, in each case, which are invoiced at least two Business Days prior to the Effective Date.
SECTION 6.    Reference to the Effect on the Loan Documents
(a)    As of the Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Amended Credit Agreement, and this Incremental Joinder and the Credit Agreement shall be read together and construed as a single instrument, (ii) each Person executing this Incremental Joinder in its capacity as a Term B-1 Lender shall become (or, if already a Term Lender prior to the Effective Date, continue as) a “Lender”, a “Term Lender” and a “Term B-1 Lender” under the Amended Credit Agreement for all purposes of the Amended Credit Agreement and the other Loan Documents and shall be bound by the provisions of the Amended Credit Agreement as a Lender holding Incremental Term Commitments, Term B-1 Loans and Loans, (iii) the Term B-1 Commitments of the Term B-1 Lenders shall become “Incremental Term Commitments” and “Term B-1

Incremental Joinder to Credit Agreement
Bright Horizons Family Solutions LLC

Commitments” for all purposes of the Amended Credit Agreement and the other Loan Documents and (iv) the Term B-1 Loans shall become “Incremental Term Loans” for all purposes of the Amended Credit Agreement and the other Loan Documents.
(b)    The Borrower hereby reaffirms all its liens and other obligations granted or incurred pursuant to the Loan Documents, all of which liens and obligations shall remain in full force and effect (as amended and otherwise expressly modified by this Incremental Joinder).
(c)    Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
(d)    The execution, delivery and effectiveness of this Incremental Joinder shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.
(e)    This Incremental Joinder is a Loan Document.
SECTION 7.    Execution in Counterparts
This Incremental Joinder may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy, .pdf or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Incremental Joinder.
SECTION 8.    Governing Law
This Incremental Joinder shall be governed by and construed in accordance with the law of the State of New York.
SECTION 9.    Section Titles
The section titles contained in this Incremental Joinder are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.
SECTION 10.    Notices
All communications and notices hereunder shall be given as provided in the Credit Agreement.

Incremental Joinder to Credit Agreement
Bright Horizons Family Solutions LLC

SECTION 11.    Severability
In case any provision in or obligation under this Incremental Joinder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
SECTION 12.    Successors
The terms of this Incremental Joinder shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns permitted by the Credit Agreement.
SECTION 13.    Waiver of Jury Trial
EACH PARTY TO THIS INCREMENTAL JOINDER HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS INCREMENTAL JOINDER OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS INCREMENTAL JOINDER, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS INCREMENTAL JOINDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 13 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

[SIGNATURE PAGES FOLLOW]

EXHIBIT 10.1
Execution Version

IN WITNESS WHEREOF, the parties hereto have caused this Incremental Joinder to be executed by their respective officers, as of the date first written above.

BRIGHT HORIZONS FAMILY SOLUTIONS LLC

By:	/s/ Elizabeth Boland
Name:	Elizabeth Boland
Title:	Chief Financial Officer

[SIGNATURE PAGE TO INCREMENTAL JOINDER TO CREDIT AGREEMENT]

EXHIBIT 10.1
Execution Version

GOLDMAN SACHS BANK USA, as Administrative Agent and a Term B-1 Lender

By:	/s/ Anisha Malhotra
Name:	Anisha Malhotra
Title:	Authorized Signatory

[SIGNATURE PAGE TO INCREMENTAL JOINDER TO CREDIT AGREEMENT]

EXHIBIT 10.1
Execution Version

Exhibit A
GUARANTOR ACKNOWLEDGMENT TO
INCREMENTAL JOINDER
TO
CREDIT AGREEMENT

Each of the undersigned hereby acknowledges the terms of the Incremental Joinder to Credit Agreement, dated as of the date hereof (the “Incremental Joinder”), which amends the Credit Agreement, dated as of January 30, 2013 (as amended by Amendment No. 1, dated as of November 19, 2014, among the Borrower and the Lenders party thereto, the “Credit Agreement”; capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Credit Agreement), by and among the Borrower, BRIGHT HORIZONS CAPITAL CORP., a Delaware corporation (“Holdings”), GOLDMAN SACHS BANK USA, as Administrative Agent, Swing Line Lender and L/C Issuer, the Lenders and the other parties party thereto from time to time) and agrees that the terms of the Incremental Joinder shall not affect in any way its guarantees, obligations, liabilities and liens granted or incurred by it under the Loan Documents, all of which guarantees, obligations, liabilities and liens shall remain in full force and effect and each of which is hereby reaffirmed.
This acknowledgment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy, .pdf or other electronic transmission shall be effective as delivery of a manually executed counterpart of this consent. Notices to parties hereto shall be given as provided in the Credit Agreement.
The terms of the Incremental Joinder shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.
This acknowledgment shall be governed by and construed in accordance with the law of the State of New York.
This acknowledgment is a Loan Document.
Dated as of December 9, 2014.
[SIGNATURE PAGES FOLLOW]

EXHIBIT 10.1
Execution Version

Acknowledged and agreed as of the date of the Incremental Joinder:

BRIGHT HORIZONS CAPITAL CORP.
BRIGHT HORIZONS LLC
BRIGHT HORIZONS CHILDREN'S CENTERS LLC
CORPORATE FAMILY SOLUTIONS LLC
RESOURCES IN ACTIVE LEARNING

By:
Name:
Title:

47559188_6
SECURE_ENV:\95130079\5\71620.0054

EXHIBIT 10.1
Execution Version

Annex I

Term B-1 Lender	Term B-1 Commitment
Goldman Sachs Bank USA	$165,000,000